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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2006

                          EASYLINK SERVICES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-26371               13-3787073
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

         33 Knightsbridge Road, Piscataway, New Jersey           08854
           (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code: 732-652-3500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01. OTHER EVENTS.

On June 20, 2006, at the annual meeting of stockholders of EasyLink Services Corporation, the stockholders approved the EasyLink Services Corporation Employee Stock Purchase Plan and an amendment to the 2005 Stock and Incentive Plan (the "2005 Plan"). On August 1, 2006, the Board approved the form of stock award agreements under the 2005 Plan which are included in this filing as
Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1     Deferred Stock Unit Agreement

10.2     Restricted Unit Agreement

10.3     Restricted Stock Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EASYLINK SERVICES CORPORATION
                                                     (Registrant)


Date: August 7, 2006                        By: /s/ Thomas F. Murawski
                                               ----------------------------
                                               Name: Thomas F. Murawski
                                               Title: Chairman, President and
                                                      Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.   Description
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   10.1       Deferred Stock Unit Agreement

   10.2       Restricted Unit Agreement

   10.3       Restricted Stock Agreement